                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A
                                 AMENDMENT NO. 1
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported) - December 27, 2001
                                                         -----------------


                            INFORMATION HOLDINGS INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                     1-14371                  06-1518007
     ------------------           ----------------           -------------------
(State or other jurisdiction      (Commission File             (IRS Employer
     of incorporation)                 Number)               Identification No.)


2777 Summer Street, Suite 209, Stamford, Connecticut                06905
----------------------------------------------------         -------------------
      (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (203) 961-9106
                                                           --------------

Item 7. Financial Statements and Pro Forma Financial Information

(a)  Financial Statements of Business Acquired

The following documents are herein incorporated by reference:

I. Consolidated Financial Statements of ESPS, Inc. (d.b.a. Liquent, Inc.) included in its Form 10-K filed with the Securities and Exchange
     Commission:

     Report of Independent Auditors
     Consolidated Balance Sheets as of March 31, 2001 and 2000
     Consolidated Statements of Operations for the Years Ended March 31, 2001,
        2000 and 1999
     Consolidated Statements of Stockholders' Equity for the Years Ended March
        31, 2001, 2000 and 1999
     Consolidated Statements of Cash Flows for the Years ended March 31, 2001,
        2000 and 1999
     Notes to Consolidated Financial Statements


II. Consolidated Financial Statements of Liquent, Inc. (formerly ESPS, Inc.) included in its Form 10-Q for the Six Months Ended September 30, 2001 filed with the Securities and Exchange Commission:

     Consolidated Balance Sheet as of September 30, 2001 (Unaudited) Consolidated Statements of Operations for the Six Months Ended September
        30, 2001 and 2000 (Unaudited)
     Consolidated Statements of Cash Flows for the Six Months Ended September
        30, 2001 and 2000 (Unaudited)
     Notes to Financial Statements (Unaudited)

(b)  Pro Forma Financial Information

The following pro forma financial information is included herein:

I. Pro Forma Condensed Consolidated Financial Statements of Information Holdings Inc.

     Introduction
     Pro Forma Condensed Consolidated Statements of Operations for the Year
        Ended December 31, 2000 and for the Nine Months Ended September 30, 2001 Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2001 Notes to Pro Forma Condensed Consolidated Financial Statements

(c)  Exhibit

                23.1    Consent of Ernst & Young LLP

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                        INFORMATION HOLDINGS INC.


Date:  March 12, 2002                   By:  /s/ Vincent A. Chippari
                                             -----------------------------------
                                        Vincent A. Chippari
                                        Executive Vice President and Chief
                                        Financial Officer

                                        Signing on behalf of the registrant and
                                        as principal financial and accounting
                                        officer

                            Information Holdings Inc.

         Unaudited Pro Forma Condensed Consolidated Financial Statements

     The following unaudited pro forma condensed consolidated statements of operations of Information Holdings Inc. (the "Company") for the year ended December 31, 2000 and for the nine months ended September 30, 2001 give effect to the acquisition of Liquent as if it occurred on January 1, 2000. The following unaudited pro forma condensed consolidated balance sheet as of September 30, 2001 gives effect to the acquisition of Liquent as if it occurred on September 30, 2001. The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2000 and for the nine months ended September 30, 2001 also reflect the results of Transcender and IDRAC, businesses acquired in November 2000 and March 2001, respectively, as if those businesses were acquired on January 1, 2000. The unaudited condensed consolidated financial statements give effect to the acquisitions under the purchase method of accounting and the assumptions in the accompanying notes to the condensed consolidated financial statements.

     In December 2001, the Company completed a tender offer and acquired Liquent for cash consideration of approximately $41.1 million, excluding closing costs and fees. Liquent is a leading provider of content assembly, publishing, and regulatory and intellectual property information solutions for the life sciences industry. In March 2001, the Company acquired the IDRAC business of IMS Health and entered into several perpetual licenses agreements for aggregate consideration of approximately $20.5 million. IDRAC is a leading provider of regulatory and intellectual property information related to pharmaceutical product registrations. In November 2000, the Company acquired all of the assets of Transcender Corporation for cash consideration of approximately $60 million. Transcender is a leading online provider of IT certification test-preparation products.

     The unaudited pro forma condensed consolidated financial statements have been prepared by the Company's management. The unaudited pro forma condensed consolidated financial statements are not designed to represent and do not represent what the Company's consolidated results of operations and financial position would have been had the aforementioned transactions been completed as of September 30, 2001 or at the beginning of the periods indicated or to project the Company's results of operations or financial position at any future date or any future period. The pro forma condensed consolidated financial statements should be read in conjunction with the consolidated financial statements and notes contained in the Company's 2000 Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, and the Liquent consolidated financial statements incorporated herein by reference.


                                               Information Holdings Inc.

                          Unaudited Pro Forma Condensed Consolidated Statement of Operations
                                             Year Ended December 31, 2000
                                           (In thousands except share data)


                                              Information   Transcender/                 Pro Forma      Pro Forma
                                                Holdings       IDRAC       Liquent(a)   Adjustments    Consolidated

Revenues                                       $ 73,289     $  23,345      $  23,979                   $   120,613
Cost of sales                                    19,720         2,644          8,855                        31,219
                                               --------     ---------      ---------                   ------------
Gross profit                                     53,569        20,701         15,124                        89,394
                                               --------     ---------      ---------                   ------------
Operating expenses:
  Selling, general and administrative            36,987        19,959         21,033                        77,979
  Depreciation and amortization                   9,744         9,184  (5)     1,745    $  1,125  (1)       21,798
  Impairment of long-lived assets                 1,500             -              -           -             1,500
                                               --------     ---------      ---------    ---------      ------------
Total operating expenses                         48,231        29,143         22,778       1,125           101,277
                                               --------     ---------      ---------    ---------      ------------
Income (loss) from operations                     5,338        (8,442)        (7,654)     (1,125)          (11,883)
Other income (expense):
  Other income (expense)                              2            (2)             -           -                 -
  Interest income (expense), net                  7,005        (4,966) (6)     1,148      (2,280) (2)          907
                                               --------      ---------      --------    ---------      ------------
Income (loss) before income taxes                12,345       (13,410)        (6,506)     (3,405)          (10,976)
Provision (benefit) for income taxes              5,253        (5,152) (7)         0      (3,765) (3)       (3,664)
                                               --------      ---------      ---------    ---------      -----------
Net income (loss)                              $  7,092     $  (8,258)     $  (6,506)   $    360       $    (7,312)
                                               ========     ==========     ==========    =========      ===========
Basic earnings (loss) per common share         $   0.34                                                $     (0.36)
                                               ========                                                ============
Diluted earnings (loss) per common share       $   0.34                                                $     (0.36)
                                               ========                                                ============


The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

(a)  For the fiscal year ended March 31, 2001.



                                                Information Holdings Inc.

                           Unaudited Pro Forma Condensed Consolidated Statement of Operations
                                          Nine Months Ended September 30, 2001
                                            (In thousands except share data)


                                              Information                                Pro Forma      Pro Forma
                                                Holdings       IDRAC       Liquent(a)   Adjustments    Consolidated

Revenues                                       $ 75,985     $   1,856      $  16,122                   $    93,963
Cost of sales                                    18,540           360          7,727                        26,627
                                               --------     ---------      ----------                  ------------
Gross profit                                     57,445         1,496          8,395                        67,336
                                               --------     ---------      ----------                  ------------
Operating expenses:
  Selling, general and administrative            36,310           744         16,865                        53,919
  Depreciation and amortization                  13,366           698  (5)     1,787    $     845 (1)       16,696
                                               --------     ----------     ----------   ----------     ------------
Total operating expenses                         49,676         1,442         18,652          845           70,615
                                               --------     ---------      ----------   ----------     ------------
Income (loss) from operations                     7,769            54        (10,257)        (845)          (3,279)
Other income (expense):
  Other expense                                       -             -           (925)           -             (925)
  Interest income (expense), net                  3,108          (231) (6)       460       (1,540) (2)       1,797
                                               --------     ----------     ----------   ----------     ------------
Income (loss) before income taxes                10,877          (177)       (10,722)      (2,385)          (2,407)
Provision (benefit) for income taxes              4,501           (90) (7)         -       (4,980) (3)        (569)
                                               --------     ----------     ----------   ----------     ------------
Net income (loss)                              $  6,376     $     (87)     $ (10,722)   $   2,595      $    (1,838)
                                               ========     ==========     ==========   ==========     ============
Basic earnings (loss) per common share         $   0.29                                                $     (0.08)
                                               ========                                                ============
Diluted earnings (loss) per common share       $   0.29                                                $     (0.08)
                                               ========                                                ============


The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

(a)  For the nine months ended September 30, 2001.



                                        Information Holdings Inc.

                         Unaudited Pro Forma Condensed Consolidated Balance Sheet
                                            September 30, 2001
                                              (In thousands)


                                                Information                  Pro Forma       Pro Forma
                                                 Holdings     Liquent       Adjustments     Consolidated


Cash and cash equivalents                      $    61,268   $  12,599      $ (41,137) (4)  $    32,730
Accounts receivable, net                            28,049       7,767              -            35,816
Other current assets                                31,422       1,299              -            32,721
                                               ------------  ----------     ----------      ------------
Total current assets                               120,739      21,665        (41,137)          101,267

Identified intangible assets, net                  110,752           -          6,750  (4)      117,502
Goodwill, net                                       73,283           -         21,481  (4)       94,764
Other long-term assets                              20,909       5,351          5,010  (4)       31,270
                                               ------------  ----------     ----------      ------------

Total assets                                   $   325,683   $  27,016      $  (7,896)      $   344,803
                                               ============  ==========     ==========      ============

Accounts payable                               $    19,196   $   1,058                      $    20,254
Accrued expenses                                     6,555       3,674      $   7,963  (4)       18,192
Other current liabilities                           12,497       5,467         (1,850) (4)       16,114
Long-term deferred taxes                            19,471           -          2,565  (4)       22,036
Other long-term liabilities                          2,482         243              -             2,725
                                               ------------  ----------     ----------      ------------
Total liabilities                                   60,201      10,442          8,678            79,321

Common stock                                           218          18            (18)              218
Additional paid in capital                         245,894      30,524        (30,524)          245,894
Accumulated other comprehensive gain                    11         (19)            19                11
Retained earnings (deficit)                         19,359     (13,949)        13,949            19,359
                                               ------------  ----------       --------      ------------

Total equity                                       265,482      16,574        (16,574)  (4)     265,482
                                               ------------  ----------       --------      ------------

Total liabilities and equity                   $   325,683   $  27,016      $  (7,896)      $   344,803
                                               ============  ==========     ==========      ============


The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.




                                                 Information Holdings Inc.

                         Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements


1.   PRO FORMA ADJUSTMENTS

For purposes of determining the pro forma effect of the acquisition of Liquent on Information Holdings Inc.'s Condensed
Consolidated Statements of Operations for the year ended December 31, 2000 and for the nine months ended September 30,
2001 and the Condensed Consolidated Balance Sheet as of September 30, 2001, the following adjustments have been made (In thousands):

                                                                                                   Nine Months
                                                                                      Year Ended   Ended        As of
                                                                                      12/31/00     09/30/01     09/30/01

(1) - Represents amortization of acquired intangible assets of Liquent, amortized over a useful life of 6 years. Goodwill is not amortized since the
Liquent transaction was recorded after the Company's adoption of FAS
142, Goodwill and Other Intangible Assets.                                            $1,125       $845

(2) - Represents an adjustment to net interest to reflect reduced interest income associated with the funding of the Liquent acquisition. The acquisition cost of $45.6 million, including closing costs, is assumed to have been funded through cash on hand. Interest rates are assumed to be 5.0% on invested cash in
2000 and 4.5% in 2001.                                                                 2,280       1,540

(3) - Represents the income tax benefit of items
(1) and (2) above, plus income tax benefits on the pre-tax losses of Liquent, at
a tax rate of 38%.                                                                    (3,765)      (4,980)

(4) - Represents adjustment to reflect preliminary purchase price allocations for Liquent as follows - debit (credit):
         Cash - initial funding of acquisition cost                                                             (41,137)
         Intangible assets - adjustment to reflect excess purchase price                                           6,750
         Goodwill - adjustment to reflect excess purchase price                                                   21,481
         Deferred tax asset - associated with NOL carryforward of Liquent                                          5,010
         Accrued expenses - costs associated with acquisition                                                    (7,963)
         Deferred revenue - revaluation of acquired deferred revenue to fair market value                          1,850
         Deferred tax liability - associated with step-up in value of intangible assets                          (2,565)
         Equity - eliminate prior owner's equity                                                                  16,574



                                                 Information Holdings Inc.

                   Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements (Continued)

For purposes of determining the pro forma effect of the acquisitions of Transcender and IDRAC on Information Holdings
Inc.'s Condensed Consolidated Statements of Operations for the year ended December 31, 2000 and the nine months ended
September 30, 2001, the following adjustments have been included in the amounts presented herein (In thousands):


                                                                                                   Nine Months
                                                                                      Year Ended   Ended
                                                                                      12/31/00     09/30/01


(5) - Includes incremental amortization of acquired intangible assets of
Transcender and IDRAC, amortized over useful lives ranging from 3-15 years.
Goodwill amortization will cease on January 1, 2002 upon the Company's adoption
of FAS 142, Goodwill and Other Intangible Assets.                                     $8,763       $668

(6) - Includes a reduction in interest income and an increase in interest expense associated with the funding of the Transcender and IDRAC acquisitions.
Combined acquisition costs of $83.1 million are assumed to be funded through cash on hand and incremental borrowings. Interest rates are assumed to be 5.5%
on invested cash and 8.5% on borrowed funds.                                          5,111        231

(7) - Represents the income tax benefit of the tax deductible components of items (5) and (6) above, plus income taxes on the earnings or losses of
Transcender and IDRAC, at tax rates ranging from 34-39%, based on the applicable
tax jurisdiction.                                                                     (5,152)      (90)

2.   EARNINGS PER SHARE

     Earnings per share is calculated by dividing the net income by the weighted average outstanding shares during the period. The dilutive impact of common stock equivalents was not considered in the pro forma earnings per share calculation for December 31, 2000, as the effect was antidilutive. The weighted average outstanding shares during the period are calculated as follows:

                                                                                December 31,       September 30,
                                                                                2000               2001

Basic:
Shares outstanding                                                              20,583,000         21,662,000
                                                                                ==========         ==========

Dilutive:
Shares outstanding                                                              20,583,000         21,662,000
Common stock equivalents                                                           239,000            119,000
                                                                                ----------         ----------
                                                                                20,822,000         21,781,000
                                                                                ==========         ==========
